LOOMIS SAYLES FUNDS

Supplement dated June 30, 2016 to the Loomis Sayles Funds Summary Prospectuses and Statutory Prospectuses, dated February 1, 2016 as may be revised or supplemented from time to time, for the following funds.

LOOMIS SAYLES BOND FUND

LOOMIS SAYLES FIXED INCOME FUND

Effective June 30, 2016, Brian P. Kennedy has joined the portfolio management team of the Loomis Sayles Bond Fund and Loomis Sayles Fixed Income Fund.

Effective June 30, 2016, the information under the subsection “Portfolio Managers” in the section “Management” in the Loomis Sayles Bond Fund’s Fund Summary is revised to include the following:

Brian P. Kennedy, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2016.

Effective June 30, 2016, the information under the subsection “Portfolio Managers” in the section “Management” in the Loomis Sayles Fixed Income Fund’s Fund Summary is revised to include the following:

Brian P. Kennedy, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2016.

Effective June 30, 2016, the subsection “Portfolio Managers” under the section “Management” in the Prospectus is revised to include the following:

Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Bond Fund and the Loomis Sayles Fixed Income Fund since 2016 and the Loomis Sayles Investment Grade Fixed Income Fund since 2013. Mr. Kennedy is a Vice President of Loomis Sayles. He began his investment industry career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader, then a credit trader in 2001 and a product manager in 2009. He earned a B.S. from Providence College and an M.B.A. from Babson College and has over 25 years of investment experience.

LOOMIS SAYLES BOND FUND

LOOMIS SAYLES GLOBAL BOND FUND

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Effective immediately, the first paragraph within the section “General Information” under “Dividends and Distributions” is hereby amended and restated as follows:

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.